Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign any one or more Registration Statements on Form S-8 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to any employee benefit or compensation plan or arrangements maintained by ALLTEL, or any of its existing or future subsidiaries, at any time prior to the expiration of this power of attorney, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally. This power of attorney shall expire automatically at 12:00 midnight on December 31, 1999.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.


                                             Signed: /s/ Joe T. Ford
                                                     ---------------------------
                                             Name:       Joe T. Ford
                                                     ---------------------------

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign any one or more Registration Statements on Form S-8 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to any employee benefit or compensation plan or arrangements maintained by ALLTEL, or any of its existing or future subsidiaries, at any time prior to the expiration of this power of attorney, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally. This power of attorney shall expire automatically at 12:00 midnight on December 31, 1999.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.


                                             Signed: /s/  Dennis  E. Foster
                                                     ---------------------------
                                             Name:        Dennis E. Foster
                                                     ---------------------------

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign any one or more Registration Statements on Form S-8 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to any employee benefit or compensation plan or arrangements maintained by ALLTEL, or any of its existing or future subsidiaries, at any time prior to the expiration of this power of attorney, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally. This power of attorney shall expire automatically at 12:00 midnight on December 31, 1999.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.


                                             Signed: /s/ Scott T. Ford
                                                     ---------------------------
                                             Name:       Scott T. Ford
                                                     ---------------------------

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign any one or more Registration Statements on Form S-8 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to any employee benefit or compensation plan or arrangements maintained by ALLTEL, or any of its existing or future subsidiaries, at any time prior to the expiration of this power of attorney, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally. This power of attorney shall expire automatically at 12:00 midnight on December 31, 1999.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.


                                             Signed: /s/ Jeffery R. Gardner
                                                     ---------------------------
                                             Name:       Jeffery R. Gardner
                                                     ---------------------------

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign any one or more Registration Statements on Form S-8 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to any employee benefit or compensation plan or arrangements maintained by ALLTEL, or any of its existing or future subsidiaries, at any time prior to the expiration of this power of attorney, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally. This power of attorney shall expire automatically at 12:00 midnight on December 31, 1999.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.


                                             Signed:  /s/ John R. Belk
                                                     ---------------------------
                                             Name:        John R. Belk
                                                     ---------------------------

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign any one or more Registration Statements on Form S-8 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to any employee benefit or compensation plan or arrangements maintained by ALLTEL, or any of its existing or future subsidiaries, at any time prior to the expiration of this power of attorney, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally. This power of attorney shall expire automatically at 12:00 midnight on December 31, 1999.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.


                                       Signed:  /s/ Lawrence L. Gellerstedt, III
                                                --------------------------------
                                       Name:        Lawrence L. Gellerstedt, III
                                                --------------------------------

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign any one or more Registration Statements on Form S-8 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to any employee benefit or compensation plan or arrangements maintained by ALLTEL, or any of its existing or future subsidiaries, at any time prior to the expiration of this power of attorney, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally. This power of attorney shall expire automatically at 12:00 midnight on December 31, 1999.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.


                                             Signed:  /s/ Charles H. Goodman
                                                     ---------------------------
                                             Name:        Charles H. Goodman
                                                     ---------------------------

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign any one or more Registration Statements on Form S-8 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to any employee benefit or compensation plan or arrangements maintained by ALLTEL, or any of its existing or future subsidiaries, at any time prior to the expiration of this power of attorney, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally. This power of attorney shall expire automatically at 12:00 midnight on December 31, 1999.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.


                                             Signed:  /s/ W. W. Johnson
                                                     ---------------------------
                                             Name:        W. W. Johnson
                                                     ---------------------------

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign any one or more Registration Statements on Form S-8 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to any employee benefit or compensation plan or arrangements maintained by ALLTEL, or any of its existing or future subsidiaries, at any time prior to the expiration of this power of attorney, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally. This power of attorney shall expire automatically at 12:00 midnight on December 31, 1999.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.


                                             Signed:  /s/ Emon A. Mahony, Jr.
                                                     ---------------------------
                                             Name:        Emon A. Mahony, Jr.
                                                     ---------------------------

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign any one or more Registration Statements on Form S-8 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to any employee benefit or compensation plan or arrangements maintained by ALLTEL, or any of its existing or future subsidiaries, at any time prior to the expiration of this power of attorney, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally. This power of attorney shall expire automatically at 12:00 midnight on December 31, 1999.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.


                                             Signed:  /s/ John P. McConnell
                                                     ---------------------------
                                             Name:        John P. McConnell
                                                     ---------------------------

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign any one or more Registration Statements on Form S-8 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to any employee benefit or compensation plan or arrangements maintained by ALLTEL, or any of its existing or future subsidiaries, at any time prior to the expiration of this power of attorney, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally. This power of attorney shall expire automatically at 12:00 midnight on December 31, 1999.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.


                                             Signed:  /s/ Josie C. Natori
                                                     ---------------------------
                                             Name:        Josie C. Natori
                                                     ---------------------------

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign any one or more Registration Statements on Form S-8 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to any employee benefit or compensation plan or arrangements maintained by ALLTEL, or any of its existing or future subsidiaries, at any time prior to the expiration of this power of attorney, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally. This power of attorney shall expire automatically at 12:00 midnight on December 31, 1999.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.


                                             Signed:  /s/ Frank E. Reed
                                                     ---------------------------
                                             Name:        Frank E. Reed
                                                     ---------------------------

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign any one or more Registration Statements on Form S-8 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to any employee benefit or compensation plan or arrangements maintained by ALLTEL, or any of its existing or future subsidiaries, at any time prior to the expiration of this power of attorney, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally. This power of attorney shall expire automatically at 12:00 midnight on December 31, 1999.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.


                                             Signed:  /s/ Ronald Townsend
                                                     ---------------------------
                                             Name:        Ronald Townsend
                                                     ---------------------------

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, Dennis J. Ferra, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign any one or more Registration Statements on Form S-8 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to any employee benefit or compensation plan or arrangements maintained by ALLTEL, or any of its existing or future subsidiaries, at any time prior to the expiration of this power of attorney, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally. This power of attorney shall expire automatically at 12:00 midnight on December 31, 1999.

         IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April, 1999.



                                             Signed:  /s/ William H. Zimmer
                                                     ---------------------------
                                             Name:        William H. Zimmer
                                                     ---------------------------